UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ELLIE MAE, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

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	6.	Amount Previously Paid:
	7.	Form, Schedule or Registration Statement No.:
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	9.	Date Filed:

Ellie Mae, Inc., a Delaware corporation (the “Company”), filed its definitive proxy statement (the “Proxy Statement”) with the Securities and Exchange Commission on March 15, 2019, relating to the Agreement and Plan of Merger, dated as of February 11, 2019, by and among the Company, EM Eagle Purchaser, LLC (“Parent”), and EM Eagle Merger Sub, Inc. (“Merger Sub”), a wholly owned subsidiary of Parent, as a result of which Merger Sub will merge with and into the Company, with the Company surviving the merger and becoming a wholly owned subsidiary of Parent. The Company desires to supplement the Proxy Statement with updates related to the go-shop period. These Definitive Additional Materials should be read in conjunction with the Proxy Statement, which we urge you to read in its entirety.

Supplement Proxy Statement

All page references are to pages in the Proxy Statement, and terms used below, unless otherwise defined, have the meanings set forth in the Proxy Statement. Underlined text shows text being added to a referenced disclosure in the Proxy Statement.

The disclosure under the heading “The Merger – Background of the Merger” is hereby supplemented by deleting the disclosure struck through below and adding the disclosure underlined below to the last paragraph on page 38 of the Proxy Statement:

Since the execution of the Merger Agreement, in connection with the “go-shop” period provided for in the Merger Agreement, ~~which expires at 12:00 p.m. Pacific Time on March 18, 2019,~~ at the direction of the Board of Directors, representatives of J.P. Morgan re-engaged in discussions with all of the parties with whom Ellie Mae discussed a potential strategic transaction prior to the execution of the Merger Agreement, including Party I, Party J and Party K, other than Thoma Bravo. Party A, Party B, Party C, Party E, Party F and Party J declined to continue discussions with Ellie Mae during the “go-shop” period. In addition, at the direction of the Board of Directors, representatives of J.P. Morgan contacted 24 additional parties, comprised of 18 strategic parties (including Party I) and six (including Party K) financial sponsors to gauge such parties’ interest in providing an alternative Acquisition Proposal. Of those 24 parties, Ellie Mae executed a confidentiality agreement with Party K, which confidentiality agreement was in customary form for a strategic transaction process and included a standstill obligation with a “don’t ask, don’t waive” provision but allowed the counterparty to privately and confidentially approach Ellie Mae senior management, the Board of Directors or J.P. Morgan at any time to make acquisition proposals. On February 16, 2019, Ellie Mae granted representatives of Party K access to a subset of the Five-Year Projections as well as to management presentations. ~~To date, Ellie Mae has not received any alternative Acquisition Proposal.~~  The go-shop period expired at 12:00 p.m. Pacific Time on March 18, 2019 without the Company having received any alternative Acquisition Proposals.

Additional Information and Where to Find It

In connection with the proposed Merger, Ellie Mae has filed with the Securities and Exchange Commission (the “SEC”) and furnished to its stockholders a definitive proxy statement on Schedule 14A, as well as other relevant documents concerning the proposed transaction. Promptly after filing its definitive proxy statement with the SEC, Ellie Mae mailed the definitive proxy statement and a proxy card to each stockholder of Ellie Mae entitled to vote at the special meeting relating to the proposed transaction. The proxy statement contains important information about the proposed Merger and related matters. STOCKHOLDERS AND SECURITY HOLDERS OF ELLIE MAE ARE URGED TO READ THESE MATERIALS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE MERGER THAT ELLIE MAE WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ELLIE MAE AND THE TRANSACTION. This communication is not a substitute for the proxy statement or for any other document that Ellie Mae may file with the SEC and send to its stockholders in connection with the proposed Merger. The proposed Merger will be submitted to Ellie Mae’s stockholders for their consideration. Before making any voting decision, stockholders of Ellie Mae are urged to read the proxy statement regarding the Merger and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed Merger.

Stockholders of Ellie Mae will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Ellie Mae and the proposed transaction, without charge, at the SEC’s website (http://www.sec.gov). Copies of the proxy statement, when available, and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by contacting Ellie Mae’s Investor Relations at (925) 227-7079, by email at ir@elliemae.com, or by going to Ellie Mae’s Investor Relations page on its website at investor.elliemae.com and clicking on the link titled “SEC Filings” to access Ellie Mae’s “SEC Filings.”

Participants in the Solicitation

Ellie Mae and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information regarding the interests of Ellie Mae’s directors and executive officers and their ownership of Company Common Stock is set forth in Ellie Mae’s definitive proxy statement on Schedule 14A filed with the SEC on March 15, 2019, in connection with the proposed Merger, Ellie Mae’s proxy statement on Schedule 14A filed with the SEC on April 4, 2018, and certain of its Current Reports on Form 8-K. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the proposed Merger, by security holdings or otherwise, are contained in the proxy statement and may be contained in other relevant materials to be filed with the SEC in connection with the proposed Merger. Free copies of this document may be obtained as described in the preceding paragraph.

Notice Regarding Forward-Looking Statements

This communication, and any documents to which Ellie Mae refers you in this communication, contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent Ellie Mae’s current expectations or beliefs concerning future events, including but not limited to the expected completion and timing of the proposed transaction, expected benefits and costs of the proposed transaction, management plans and other information relating to the proposed transaction, strategies and objectives of Ellie Mae for future operations and other information relating to the proposed transaction. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “intends,” “forecasts,” “should,” “estimates,” “contemplate,” “future,” “goal,” “potential,” “predict,” “project,” “projection,” “target,” “seek,” “may,” “will,” “could,” “should,” “would,” “assuming,” and similar expressions are intended to identify forward-looking statements. You should read any such forward-looking statements carefully, as they involve a number of risks, uncertainties and assumptions that may cause actual results to differ significantly from those projected or contemplated in any such forward-looking statement. Those risks, uncertainties and assumptions include (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Ellie Mae’s business and the price of the common stock of Ellie Mae, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the adoption of the Merger Agreement by the stockholders of Ellie Mae and the receipt of certain regulatory approvals, (iii) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the Merger Agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Ellie Mae’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Ellie Mae’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against Ellie Mae related to the Merger Agreement or the proposed transaction, (viii) unexpected costs, charges or expenses resulting from the proposed transaction, and (ix) other risks described in Ellie Mae’s filings with the SEC, such as its Quarterly Reports on Form 10-Q and Annual Reports on Form 10-K. Forward-looking statements speak only as of the date of this communication or the date of any document incorporated by reference in this document. Except as required by applicable law or regulation, Ellie Mae does not assume any obligation to update any such forward-looking statements whether as the result of new developments or otherwise.